UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2020, Gregory McCabe, the chairman of Torchlight Energy Resources, Inc. (“Torchlight”), loaned Torchlight $100,000, evidenced by a 6% Unsecured Convertible Promissory Note (the “Note”). The Note bears interest at the rate of 6% per annum and provides for payment of the principal amount along with all accrued and unpaid interest in one lump sum payment on its maturity date, which shall be the earlier of (i) May 10, 2021 or (ii) the closing of the previously announced business combination transaction between Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Metamaterial”), and Torchlight. The Note also provides that the holder has the right, but not the obligation, to convert all outstanding principal and interest under the Note into common stock of Torchlight at a conversion price of $1.00 per share.

The description of the Note set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth above under Item 1.01 of this current report, which disclosure is incorporated herein by reference. The Note was issued under the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. The subject issuance of securities does not involve a “public offering” based upon the following factors: (i) the issuance of the securities is an isolated private transaction; (ii) a limited number of securities will be issued to a limited number of purchasers; (iii) there were no public solicitations; (iv) the purchaser has represented that it is an “accredited investor”; (v) the investment intent of the purchaser; and (vi) the restriction on transferability of the securities to be issued.

Item 8.01. Other Events.

As previously disclosed in the current report on Form 8-K filed on December 14, 2020, on that date, Torchlight entered into an Arrangement Agreement (the “Agreement”) with Metamaterial to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement under the Business Corporations Act (Ontario), on and subject to the terms and conditions of the Agreement.

On January 6, 2021, Torchlight issued a press release announcing that holders of $1,500,000 of Torchlight’s subordinated debt have agreed to convert such debt into common stock of Torchlight. The press release includes a comment from Torchlight’s Chief Executive Officer about the Agreement. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with Torchlight’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the proposed business combination transaction with Metamaterial, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of Torchlight’s 2019 Annual Report on Form 10-K, filed on March 16, 2020 and other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Torchlight urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, Torchlight disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Additional Information and Where to Find It

Torchlight will prepare a proxy statement for Torchlight’s stockholders to be filed with the SEC. The proxy statement will be mailed to Torchlight’s stockholders. Torchlight urges investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read Torchlight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report. Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: John A. Brda, President of Torchlight Energy Resources, Inc., 5700 W. Plano Parkway, Suite 3600, Plano, Texas 75093; e-mail: john@torchlightenergy.com. These documents, once available, can also be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in Solicitation

Torchlight and its directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 16, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of Torchlight’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Description
Exhibit 10.1	6% Unsecured Convertible Promissory Note for $100,000 to Gregory McCabe, dated December 30, 2020

Exhibit 99.1	Press release, dated January 6, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: January 6, 2021	By: /s/ John A. Brda
John A. Brda
President

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